UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021

VIRIDIAN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36483	47-1187261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Lookout Rd. Boulder, CO	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 643-5200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	VRDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Submission of Matters to a Vote of Security Holders.

On June 3, 2021, Viridian Therapeutics, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) at which holders of the Company’s common stock as of the close of business on April 15, 2201 (the “Record Date”) were entitled to vote. On the Record Date, there were a total of 7,231,370 shares of common stock issued and outstanding. At the Annual Meeting, the Company’s stockholders voted in the following manner with respect to the following proposals:

1. To elect the following director nominees:

	Votes For	Votes Withheld	Broker Non -Votes
Peter Harwin	5,063,716	16,309	742,403
Tomas Kiselak	5,063,683	16,342	742,403
Arlene M. Morris	5,032,965	47,060	742,403
Jonathan Violin	5,063,543	16,482	742,403

2. To ratify KPMG LLP as the Company’s independent registered public accounting firm for 2021:

For	Against	Abstain
5,817,420	2,701	2,307

3. To approve, on an advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non -Votes
5,031,016	28,374	20,635	742,403

The Company adjourned the meeting until 10:00 a.m. Mountain Time on June 11, 2021 for the sole purpose of allowing additional time for stockholders to vote on Proposal 4, which seeks to approve an amendment to the Company’s restated certificate of incorporation to classify the Board of Directors into three classes, with directors in each class to serve staggered three-year terms.

Item 8.01.	Other Events

As reported above under Item 5.07, the adjourned Annual Meeting will be reconvened at 10:00 a.m. Mountain Time on June 11, 2021 for the sole purpose of allowing additional time for stockholders to vote on Proposal 4 (the “Reconvened Meeting”). The Reconvened Meeting will be held as a virtual (online) meeting, accessible by visiting www.virtualshareholdermeeting.com/VRDN2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viridian Therapeutics, Inc.

Date: June 4, 2021	By:	/s/ Jonathan Violin
Jonathan Violin
President, Chief Executive Officer, and Director